FXCM Inc. Announces Second Quarter 2014 Results

Releases July 2014 Operating Metrics - Record Month of Institutional Volume

Second Quarter 2014 Highlights:

•	U.S. GAAP revenues of $97.9 million, down 30% versus the same period in 2013

•	U.S. GAAP net loss attributable to FXCM Inc. of $3.1 million or $(0.08) per fully diluted share down 130% and 125% respectively versus the same period in 2013

•	Adjusted Pro Forma EBITDA of $13.4 million, down 75% versus the same period in 2013

•	Adjusted Pro Forma net loss of $1.5 million or $(0.02) per fully exchanged, diluted share down 107% and 106% respectively versus the same period in 2013

•	Strong growth in client equity of $1.31 billion - up 10% year-to-date and up 5% from March 31, 2014

July 2014 Operating Metrics Highlights:

•	Retail customer trading volume of $263 billion, 32% lower than July 2013

•	Institutional customer trading volume of $262 billion, 42% higher than July 2013 and a record for FXCM

NEW YORK – August 7, 2014 – FXCM Inc. (NYSE:FXCM), a leading online provider of foreign exchange, or FX, trading and related services, today announced for the quarter ended June 30, 2014, U.S. GAAP revenues of $97.9 million, compared to $140.1 million for the quarter ended June 30, 2013, a decrease of 30%. U.S. GAAP net loss attributable to FXCM Inc. was $3.1 million for the Second Quarter 2014 or $(0.08) per diluted share, compared to U.S. GAAP net income of $10.1 million or $0.32 per diluted share for the Second Quarter 2013, a decrease of 130% and 125% respectively.

For the six months ended June 30, 2014, U.S. GAAP revenues were $212.9 million, compared to $263.0 million for the six months ended June 30, 2013, a decrease of 19%. U.S. GAAP net loss attributable to FXCM Inc. was $1.0 million for the six months ended June 30, 2014 or $(0.03) per diluted share, compared to U.S. GAAP net income of $17.0 million or $0.55 per diluted share for the six months ended June 30, 2013, a decrease of 106% and 105% respectively.

“In the second quarter of 2014, volatility in the currency markets hit all-time lows with FXCM seeing retail customer volumes the lowest they have been in years,” said Drew Niv, Chief Executive Officer. “However, despite the difficult trading conditions, we continue to gain market share and had another strong quarter of growth in customer equity, in part reflecting our strong brand and competitive position. Since year-end 2013, we have grown customer equity by $121 million or 10% and believe we are well positioned for when market conditions improve.”

Adjusted Pro Forma EBITDA for the Second Quarter 2014 was $13.4 million, compared to $54.5 million for the Second Quarter 2013, a decrease of 75%. Adjusted Pro Forma Net Loss was $1.5 million or $(0.02) per share for the Second Quarter 2014, compared to Adjusted Pro Forma Net Income of $23.3 million or $0.31 per diluted, fully exchanged share for the Second Quarter 2013, a decrease of 107% and 106% respectively.

Adjusted Pro Forma EBITDA for the six months ended June 30, 2014 was $38.0 million, compared to $98.3 million for the six months ended June 30, 2013, a decrease of 61%. Adjusted Pro Forma Net Income was $3.7 million or $0.05 per share for the six months ended June 30, 2014, compared to $40.8 million or $0.54 per diluted, fully exchanged share for the six months ended June 30, 2013, a decrease of 91% and 91% respectively.

Adjusted Pro Forma results assume the conversion and exchange of all FXCM Holdings, LLC Units into FXCM Inc. Class A common stock, resulting in the elimination of the non-controlling interest and the corresponding adjustment to the entity's tax provision. In addition, Adjusted Pro Forma results eliminate certain non-recurring charges and certain equity based compensation expense granted at the time of FXCM's initial public offering in December 2010.

FXCM Inc. today announced certain key operating metrics for July 2014 for its retail and institutional foreign exchange businesses. Monthly activities included:

July 2014 Operating Metrics

Retail Trading Metrics

•	Retail customer trading volume(1) of $263 billion in July 2014, 4% higher than June 2014 and 32% lower than July 2013.

•	Average retail customer trading volume(1) per day of $11.4 billion in July 2014, 6% lower than June 2014 and 33% lower than July 2013.

•	An average of 345,589 retail client trades per day in July 2014, 1% lower than June 2014 and 24% lower than July 2013.

•	Tradeable accounts(2) of 201,794 as of July 30, 2014, an decrease of 6,571, or 3%, from June 2014, and an increase of 7,275,or 4%, from July 2013.

Institutional Trading Metrics

•	Institutional customer trading volume(1) of $262 billion in July 2014, 16% higher than June 2014 and 42% higher than July 2013.

•	Average institutional trading volume(1) per day of $11.4 billion in July 2014, 6% higher than June 2014 and 43% higher than July 2013.

•	An average of 45,223 institutional client trades per day in July 2014, 17% lower than June 2014 and 2% higher than July 2013.

More information, including historical results for each of the above metrics, can be found on the investor relations page of the Company's corporate website www.fxcm.com.

This operating data is preliminary and subject to revision and should not be taken as an indication of the financial performance of FXCM Inc. FXCM undertakes no obligation to publicly update or review previously reported operating data. Any updates to previously reported operating data will be reflected in the historical operating data that can be found on the Investor Relations page of the Company’s corporate website www.fxcm.com.

(1) Volume that FXCM customers traded in period is translated into US dollars.

(2) A Tradeable Account is an account with sufficient funds to place a trade in accordance with FXCM trading policies.

Condensed Consolidated U.S. GAAP and Adjusted Pro Forma Results

	Unaudited			Unaudited
	U.S. GAAP (thousands, except per share amounts)			U.S. GAAP (thousands, except per share amounts)
	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change

Total net revenues	$97,927	$140,133	-30%	$212,935	$262,997	-19%

Compensation and benefits	28,821	26,587	8%	58,711	50,120	17%
Allocation of net income to Lucid members for services provided	2,315	15,004	-85%	5,288	15,004	-65%
Total compensation and benefits	31,136	41,591	-25%	63,999	65,124	-2%
Referring broker fees	16,495	22,422	-26%	35,617	43,772	-19%
Other expenses	42,756	38,306	12%	85,746	74,421	15%
Loss on equity method investments, net	224	397	-44%	534	545	-2%
Depreciation and amortization	13,122	12,481	5%	25,752	24,455	5%
Interest on borrowings	3,096	1,290	140%	6,093	2,107	189%
(Loss) Income before income taxes	(8,902)	23,646	-138%	(4,806)	52,573	-109%
Income tax (benefit) provision	(747)	6,390	-112%	504	14,349	-96%
Net (Loss) Income	(8,155)	17,256	-147%	(5,310)	38,224	-114%
Net (loss) income attributable to non-controlling interest in FXCM Holdings, LLC	(2,209)	14,093	-116%	218	24,323	-99%
Net loss attributable to other non-controlling interests	(2,868)	(6,961)	-59%	(4,527)	(3,083)	47%

Net (Loss) Income Attributable to FXCM Inc.	$(3,078)	$10,124	-130%	$(1,001)	$16,984	-106%

Weighted average Class A shares outstanding - Basic	40,287	30,695	31%	37,793	29,589	28%
Weighted average Class A shares outstanding - Diluted	40,287	31,829	27%	37,793	30,759	23%

Net (Loss) Income per Class A Share
Basic	$(0.08)	$0.33	-123%	$(0.03)	$0.57	-105%
Net (Loss) Income per Class A Share
Diluted	$(0.08)	$0.32	-125%	$(0.03)	$0.55	-105%

	Unaudited			Unaudited
	Adjusted Pro Forma (thousands, except per share amounts)			Adjusted Pro Forma (thousands, except per share amounts)
	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change

Total Net Revenues	$97,927	$140,133	-30%	$209,263	$262,997	-20%

Compensation and benefits	26,589	24,529	8%	54,305	45,999	18%
Allocation of net income to Lucid members for services provided	-	-	-	-	-
Total compensation and benefits	26,589	24,529	8%	54,305	45,999	18%
Referring broker fees	16,495	22,422	-26%	35,617	43,772	-19%
Loss on equity method investments, net	224	397	-44%	534	545	-2%
Other expenses	41,212	38,306	8%	80,796	74,421	9%

EBITDA	13,407	54,479	-75%	38,011	98,260	-61%

Depreciation and amortization	13,122	12,481	5%	25,752	24,455	5%
Interest on borrowings	3,096	1,290	140%	6,093	2,107	189%
(Loss) Income before income taxes	(2,811)	40,708	-107%	6,166	71,698	-91%
Income tax (benefit) provision	(724)	9,365	-108%	1,454	18,960	-92%
Net (Loss) Income	(2,087)	31,343	-107%	4,712	52,738	-91%
Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	-	-	-
Net (loss) income attributable to other non-controlling interests	(553)	8,043	-107%	1,051	11,921	-91%

Net (Loss) Income Attributable to FXCM Inc.	$(1,534)	$23,300	-107%	$3,661	$40,817	-91%

Pro forma fully exchanged, fully diluted weighted average shares outstanding	76,169	75,715	1%	78,139	75,750	3%

(Loss) Earnings Per Share	$(0.02)	$0.31	-106%	$0.05	$0.54	-91%

Selected Operating Metrics

	(Unaudited)
	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change

Total retail trading volume ($ in billions)	$769	$1,152	-33%	$1,706	$2,193	-22%

Total institutional trading volume ($ in billions)	$596	$558	7%	$1,142	$931	23%

Total active accounts	178,536	182,225	-2%	178,536	182,225	-2%

Trading days in period	65	65	0%	128	128	0%

Daily average trades	348,825	516,960	-33%	380,860	478,129	-20%

Daily average trades per active account	2.0	2.8	-30%	2.1	2.6	-19%

Retail trading revenue per million traded	$96	$90	7%	$92	$89	3%

Total customer equity ($ in millions)	$1,312.3	$1,171.5	12%	$1,312.3	$1,171.5	12%

Non-GAAP Financial Measures

Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per diluted share are non-GAAP financial measures. These measures do not represent and should not be considered as a substitute for net income, net income attributable to FXCM Inc. or net income per Class A share or as a substitute for cash flow from operating activities, each as determined in accordance with GAAP, and our calculations of these measures may not be comparable to similarly entitled measures reported by other companies. See “Adjusted Pro Forma Results” beginning on A-3 of this release for additional information regarding these non-GAAP financial measures and for reconciliations of such measure to the most directly comparable measures calculated in accordance with GAAP.

Declaration of Quarterly Dividend

The company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock. The dividend is payable on October 1, 2014 to Class A stockholders of record at the close of business on September 5, 2014.

Conference Call

As previously announced, the Company will host a conference call to discuss the results at 4:45 p.m. (EDT). This conference call will be available to domestic participants by dialing 877.445.4603 and 443.295.9270 for international participants. The conference ID number is 78733735.

A live audio webcast, a copy of FXCM's earnings release, and presentation slides for this conference call will be available at http://ir.fxcm.com/.

Disclosure Regarding Forward-Looking Statements

In addition to historical information, this earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect FXCM Inc.’s current views with respect to, among other things, its operations and financial performance for the future. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. FXCM Inc. believes these factors include but are not limited to evolving legal and regulatory requirements of the FX industry, the limited operating history of the FX industry, risks related to the protection of its proprietary technology, risks related to its dependence on FX market makers, market conditions and those other risks described under “Risk Factors” in FXCM Inc.’s Annual Report on Form 10-K and other SEC filings, which are accessible on the SEC website at sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our SEC filings. FXCM Inc. undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Visit www.fxcm.com and follow us on Twitter @FXCM, Facebook FXCM, Google+ FXCM or YouTube FXCM.

About FXCM Inc.

FXCM Inc. (NYSE:FXCM) is a global online provider of foreign exchange, or FX, trading and related services to retail and institutional customers world-wide.

At the heart of FXCM's client offering is No Dealing Desk FX trading. Clients benefit from FXCM's large network of forex liquidity providers enabling FXCM to offer competitive spreads on major currency pairs. Clients have the advantage of mobile trading, one-click order execution and trading from real-time charts. FXCM's U.K. subsidiary, Forex Capital Markets Limited, offers Contract for Difference (“CFD”) products with no re-quote trading and allows clients to trade oil, gold, silver and stock indices along with FX on one platform. In addition, FXCM offers educational courses on FX trading and provides free news and market research through DailyFX.com.

Trading foreign exchange and CFDs on margin carries a high level of risk, and may not be suitable for all. Read full disclaimer.

Contacts

For Media:
FXCM Inc.
Jaclyn Klein, 646-432-2463
Vice-President, Corporate Communications
jklein@fxcm.com

ANNEX I

FXCM Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues
Retail trading revenue	$73,736	$104,068	$156,396	$195,322
Institutional trading revenue	21,787	31,792	47,937	59,348
Trading revenue	95,523	135,860	204,333	254,670
Interest income	693	670	1,256	1,349
Brokerage interest expense	(164)	(69)	(260)	(124)
Net interest income	529	601	996	1,225

Other income	1,875	3,672	7,606	7,102
Total net revenues	97,927	140,133	212,935	262,997

Operating Expenses

Compensation and benefits	28,821	26,587	58,711	50,120
Allocation of net income to Lucid members for services provided	2,315	15,004	5,288	15,004
Total compensation and benefits	31,136	41,591	63,999	65,124
Referring broker fees	16,495	22,422	35,617	43,772
Advertising and marketing	7,084	6,157	13,581	13,508
Communication and technology	12,031	9,765	24,250	18,120
Trading costs, prime brokerage and clearing fees	8,030	8,961	16,236	16,899
General and administrative	15,611	13,423	31,679	25,894
Depreciation and amortization	13,122	12,481	25,752	24,455
Total operating expenses	103,509	114,800	211,114	207,772
Total operating (loss) income	(5,582)	25,333	1,821	55,225
Other Expense
Loss on equity method investments, net	224	397	534	545
Interest on borrowings	3,096	1,290	6,093	2,107
(Loss) Income before income taxes	(8,902)	23,646	(4,806)	52,573
Income tax (benefit) provision	(747)	6,390	504	14,349
Net (loss) income	(8,155)	17,256	(5,310)	38,224
Net (loss) income attributable to non-controlling interest in FXCM Holdings, LLC	(2,209)	14,093	218	24,323
Net loss attributable to other non-controlling interests	(2,868)	(6,961)	(4,527)	(3,083)
Net (loss) income attributable to FXCM Inc.	$(3,078)	$10,124	$(1,001)	$16,984

Weighted average Class A shares outstanding – Basic	40,287	30,695	37,793	29,589
Weighted average Class A shares outstanding – Diluted	40,287	31,829	37,793	30,759
Net (Loss) Income per Class A Share
Basic	$(0.08)	$0.33	$(0.03)	$0.57
Diluted	$(0.08)	$0.32	$(0.03)	$0.55

See accompanying notes to the unaudited condensed consolidated financial statements.

A-1

FXCM Inc.

Condensed Consolidated Statements of Financial Condition

As of June 30, 2014 and December 31, 2013

(Amounts in thousands except share data)

	(Unaudited)
	June 30,	December 31,
	2014	2013

Assets

Current assets
Cash and cash equivalents	$348,763	$365,245
Cash and cash equivalents, held for customers	1,312,270	1,190,880
Trading securities	614	-
Due from brokers	24,357	5,450
Accounts receivables, net	13,170	9,953
Deferred tax asset	7,850	11,910
Notes receivable	-	5,992
Tax receivable	9,756	3,861
Total current assets	1,716,780	1,593,291

Deferred tax asset	171,266	166,576
Office, communication and computer equipment, net	50,654	49,165
Goodwill	328,891	307,936
Other intangible assets, net	69,269	76,713
Notes receivable	9,608	5,950
Other assets	29,482	24,316
Total assets	$2,375,950	$2,223,947

Liabilities and Equity

Current liabilities
Customer account liabilities	$1,312,270	$1,190,880
Accounts payable and accrued expenses	56,944	69,697
Credit agreement	25,000	-
Notes payable	7,460	9,800
Due to brokers	15,699	8,652
Securities sold, not yet purchased	3,435	-
Deferred tax liability	88	-
Due to related parties pursuant to tax receivable agreement	14,880	18,588
Total current liabilities	1,435,776	1,297,617
Deferred tax liability	3,439	3,687
Due to related parties pursuant to tax receivable agreement	137,157	131,670
Senior convertible notes	148,900	146,303
Other liabilities	5,957	9,289
Total liabilities	1,731,229	1,588,566

Commitments and Contingencies

Stockholders' Equity
Class A common stock, par value $0.01 per share;	459	447
3,000,000,000 shares authorized, 45,909,957 and 44,664,884 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively
Class B common stock, par value $0.01 per share;	1	1
1,000,000 shares authorized, 38 and 41 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively
Additional paid-in capital	256,508	245,426
Retained earnings	9,849	16,352
Accumulated other comprehensive loss	(2,817)	(5,344)
Total stockholders' equity, FXCM Inc.	264,000	256,882
Non-controlling interests	380,721	378,499
Total stockholders' equity	644,721	635,381
Total liabilities and stockholders' equity	$2,375,950	$2,223,947

See accompanying notes to the unaudited condensed consolidated financial statements.

A-2

Adjusted Pro Forma Results

Throughout the discussion of FXCM Inc.’s results, information is presented on an Adjusted Pro Forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure. Adjusted Pro Forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), adjusted to exclude certain items and reflects the conversion of all units of FXCM Holdings, LLC for shares of Class A common stock of FXCM Inc. FXCM believes that the disclosed Adjusted Pro Forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare FXCM’s results across several periods and facilitate an understanding of FXCM’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The differences between Adjusted Pro Forma and U.S. GAAP results are as follows:

1.	Assumed Exchange of Units of FXCM Holdings, LLC for FXCM Inc. Class A Shares. As a result of the exchange of FXCM Holdings units, the non-controlling interest related to these units is converted to controlling interest. The Company's management believes that it is useful to provide the per-share effect associated with the assumed exchange of all FXCM Holdings units.

2.	Compensation Expense. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate expense relating to stock based compensation relating to the Company's initial public offering as well as costs associated with the acquisition of V3 Markets, LLC. Given the nature of these expenses, they are not viewed by management as expenses incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these expenses.

3.	Lucid Minority Interest/Compensation Expense. Our reported U.S. GAAP results reflect the portion of the 49.9% of Lucid earnings allocated among the non-controlling members of Lucid based on services provided as a component of compensation expense under "Allocation of Net Income to Lucid Members for Services Provided." Adjustments have been made to the Adjusted Pro Forma Earnings to reclassify this allocation of Lucid's earnings attributable to non-controlling members to "Net income (loss) attributable to other non-controlling interests." The Company's management believes that this reclassification provides a more meaningful view of the Company's operating expenses and the Company's economic arrangement with Lucid's non-controlling members. This adjustment has no impact on net income as reported by FXCM Inc.

4.	Acquisition Costs/Income. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain acquisition related costs/income. Given the nature of these items, they are not viewed by management as expenses/income incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these items.

5.	Regulatory Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain costs (including client reimbursements) associated with ongoing discussions and settling certain regulatory matters. Given the nature of these expenses they are not viewed by management as expenses incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these expenses.

6.	Income Taxes. Prior to the initial public offering FXCM was organized as a series of limited liability companies and foreign corporations, and even following the initial public offering not all of the Company's income is subject to corporate-level taxes. As a result, adjustments have been made to the Adjusted Pro Forma earnings to assume that the Company has adopted a conventional corporate tax structure and is taxed as a C corporation in the U.S. at the prevailing corporate rates. This assumption is consistent with the assumption that all of FXCM Holdings' units are exchanged for shares of FXCM Inc. Class A common stock, as discussed in Item 1 above, as the assumed exchange would change the tax structure of the Company. In addition, the Adjusted Pro Forma income tax provision reflects the tax effect of any adjusted pro forma adjustments.

A-3

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

Three Months Ended June 30,
2014	2013
As	Adjusted	As	Adjusted
Reported	Adjustments	Pro Forma	Reported	Adjustments	Pro Forma
Revenues

Retail trading revenue	$73,736	$-	$73,736	$104,068	$-	$104,068
Institutional trading revenue	21,787	-	21,787	31,792	-	31,792
Trading revenue	95,523	-	95,523	135,860	-	135,860

Interest income	693	-	693	670	-	670
Brokerage interest expense	(164)	-	(164)	(69)	-	(69)
Net interest income	529	-	529	601	-	601

Other income	1,875	-	1,875	3,672	-	3,672

Total net revenues	97,927	-	97,927	140,133	-	140,133

Operating Expenses

Compensation and benefits	28,821	(2,232	)(2)	26,589	26,587	(2,058	)(2)	24,529
Allocation of net income to Lucid members for services provided	2,315	(2,315	)(4)	-	15,004	(15,004	)(4)	-
Total compensation and benefits	31,136	(4,547)	26,589	41,591	(17,062)	24,529
Referring broker fees	16,495	-	16,495	22,422	-	22,422
Advertising and marketing	7,084	-	7,084	6,157	-	6,157
Communication and technology	12,031	-	12,031	9,765	-	9,765
Trading costs, prime brokerage and clearing fees	8,030	-	8,030	8,961	-	8,961
General and administrative	15,611	(1,544	)(6)	14,067	13,423	-	13,423
Depreciation and amortization	13,122	-	13,122	12,481	-	12,481

Total operating expenses	103,509	(6,091)	97,418	114,800	(17,062)	97,738

Total operating (loss) income	(5,582)	6,091	509	25,333	17,062	42,395

Loss on equity method investments, net	224	-	224	397	-	397
Interest on borrowings	3,096	-	3,096	1,290	-	1,290

(Loss) Income before income taxes	(8,902)	6,091	(2,811)	23,646	17,062	40,708
Income tax (benefit) provision	(747)	23	(8)	(724)	6,390	2,975	(8)	9,365
Net (loss) income	(8,155)	6,068	(2,087)	17,256	14,087	31,343
Net (loss) income attributable to non-controlling interest in FXCM Holdings, LLC	(2,209)	2,209	(9)	-	14,093	(14,093	)(9)	-
Net (loss) income attributable to other non-controlling interests	(2,868)	2,315	(10)	(553)	(6,961)	15,004	(10)	8,043
Net (loss) income attributable to FXCM Inc.	$(3,078)	$1,544	$(1,534)	$10,124	$13,176	$23,300

Diluted weighted average shares outstanding as reported and pro forma fully exchanged, fully diluted weighted average shares outstanding	40,287	76,169	(11)	31,829	75,715	(11)

Diluted net (loss) income per share as reported and adjusted pro forma net (loss) income per fully exchanged, fully diluted weighted average shares outstanding	$(0.08)	$(0.02)	$0.32	$0.31

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Six Months Ended June 30,
	2014					2013
	As			Adjusted		As			Adjusted
	Reported	Adjustments		Pro Forma		Reported	Adjustments		Pro Forma
Revenues

Retail trading revenue	$156,396	$-		$156,396		$195,322	$-		$195,322
Institutional trading revenue	47,937	-		47,937		59,348	-		59,348
Trading revenue	204,333	-		204,333		254,670	-		254,670

Interest income	1,256	-		1,256		1,349	-		1,349
Brokerage interest expense	(260)	-		(260)		(124)	-		(124)
Net interest income	996	-		996		1,225	-		1,225

Other income	7,606	(3,672	)(1)	3,934		7,102	-		7,102

Total net revenues	212,935	(3,672)		209,263		262,997	-		262,997

Operating Expenses

Compensation and benefits	58,711	(4,406	)(3)	54,305		50,120	(4,121	)(2)	45,999
Allocation of net income to Lucid members for services provided	5,288	(5,288	)(4)	-		15,004	(15,004	)(4)	-
Total compensation and benefits	63,999	(9,694)		54,305		65,124	(19,125)		45,999
Referring broker fees	35,617	-		35,617		43,772	-		43,772
Advertising and marketing	13,581	-		13,581		13,508	-		13,508
Communication and technology	24,250	(206	)(5)	24,044		18,120	-		18,120
Trading costs, prime brokerage and clearing fees	16,236	-		16,236		16,899	-		16,899
General and administrative	31,679	(4,744	)(7)	26,935		25,894	-		25,894
Depreciation and amortization	25,752	-		25,752		24,455	-		24,455

Total operating expenses	211,114	(14,644)		196,470		207,772	(19,125)		188,647

Total operating income	1,821	10,972		12,793		55,225	19,125		74,350

Loss on equity method investments, net	534	-		534		545	-		545
Interest on borrowings	6,093	-		6,093		2,107	-		2,107

(Loss) Income before income taxes	(4,806)	10,972		6,166		52,573	19,125		71,698
Income tax provision	504	950	(8)	1,454		14,349	4,611	(8)	18,960
Net (loss) income	(5,310)	10,022		4,712		38,224	14,514		52,738
Net income attributable to non-controlling interest in FXCM Holdings, LLC	218	(218	)(9)	-		24,323	(24,323	)(9)	-
Net (loss) income attributable to other non-controlling interests	(4,527)	5,578	(10)	1,051		(3,083)	15,004	(10)	11,921
Net (loss) income attributable to FXCM Inc.	$(1,001)	$4,662		$3,661		$16,984	$23,833		$40,817

Diluted weighted average shares outstanding as reported and pro forma fully exchanged, fully diluted weighted average shares outstanding	37,793			78,139	(11)	30,759			75,750	(11)

Diluted net (loss) income per share as reported and adjusted pro forma net income per fully exchanged, fully diluted weighted average shares outstanding	$(0.03)			$0.05		$0.55			$0.54

(1) Represents the elimination of a $3.7 million benefit recorded to reduce the contingent consideration related to the Faros acquisition.

(2) Represents the elimination of IPO stock-based compensation.

(3) Represents the elimination of $4.1 million of IPO stock-based compensation and $0.3 million of compensation cost related to the V3 Markets, LLC ("V3") acquisition.

(4) Represents the reclassification of the 49.9% of Lucid’s earnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes to Net (loss) income attributable to other non-controlling interests.

(5) Represents the elimination of V3 acquisition costs.

(6) Represents $0.2 million to eliminate costs associated with regulatory settlements and a $1.3 million charge related to a put option payment for Online Courses.

(7) Represents the elimination of $0.7 million of V3 acquisition costs, $2.7 million to eliminate costs associated with regulatory settlements and a $1.3 million charge related to a put option payment for Online Courses.

(8) Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 25.8% and 23.0% for the three months ended June 30, 2014 and 2013, respectively, and 23.6% and 26.4% for the six months ended June 30, 2014 and June 30, 2013, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company and reflects the tax effect of any proforma adjustments.

(9) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(10) Represents the reclassification of the 49.9% of Lucid’s earnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes to Net (loss) income attributable to other non-controlling interests and the impact of other proforma adjustments impacting non-controlling interests.

(11) Diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

A-4

FXCM Inc.

Reconciliation of Non-GAAP Measures to Nearest U.S. GAAP Results

(In thousands)

(Unaudited )

	Three Months Ended June 30,				Six Months Ended June 30,
	2014		2013		2014		2013

GAAP Net (loss) income attributable to FXCM Inc.	$(3,078)		$10,124		$(1,001)		$16,984
Contingent Consideration - Faros Follow-On Payment	-		-		(3,672	)(1)	-
IPO Stock Options	2,232	(2)	2,058	(2)	4,134	(2)	4,121	(2)
V3 Acquisition related costs	-		-		1,213	(3)	-
On-line Courses put option payment	1,297	(8)	-		1,297	(8)	-
Regulatory fees and fines	247	(4)	-		2,712	(4)	-
Non-Controlling interest adjustment related to the above adjustments	-		-		(290)		-
FXCM Holdings Conversion	(2,209	)(6)	14,093	(6)	218	(6)	24,323	(6)
Tax adjustments related to the above	(23	)(5)	(2,975	)(5)	(950	)(5)	(4,611	)(5)
Non GAAP Adjusted Proforma Net (Loss) Income	$(1,534)		$23,300		$3,661		$40,817
All other stock compensation	1,256		1,232		2,566		2,398
Amortization of intangibles	7,387		6,969		14,368		13,996
Amortization of debt discount	1,302		390		2,597		390
Non-Controlling interest adjustment related to the above adjustments	(3,358)		(3,029)		(6,642)		(6,058)
Tax adjustments related to the above	(1,596	)(5)	(1,189	)(5)	(2,415	)(5)	(2,579	)(5)
Non GAAP Adjusted Proforma Net Income excluding other stock compensation and amortization	$3,457		$27,673		$14,135		$48,964

GAAP Weighted average Class A shares outstanding - Diluted	40,287		31,829		37,793		30,759
FXCM Holdings Conversion	35,882	(7)	43,886	(7)	40,346	(7)	44,991	(7)
Non GAAP Weighted average Proforma shares outstanding - Diluted	76,169		75,715		78,139		75,750

GAAP Net (Loss) Income per Class A Share -Diluted	$(0.08)		$0.32		$(0.03)		$0.55
Non GAAP Adjusted Proforma Net (Loss) Income per Proforma Share - Diluted	$(0.02)		$0.31		$0.05		$0.54
Non GAAP Adjusted Proforma Net Income excluding other stock compensation and amortization per Proforma Share - Diluted	$0.05		$0.37		$0.18		$0.65

(1) Represents the elimination of a $3.7 million benefit recorded to reduce the contingent consideration related to the Faros acquisition.

(2) Represents the elimination of stock-based compensation associated with the IPO.

(3) Represents the elimination of V3 acquisition costs.

(4) Represents the net expense relating to pre-August 2010 trade execution practices and other regulatory fees and fines.

(5) Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 25.8% and 23.0% for the three months ended June 30, 2014 and 2013, respectively, and 23.6% and 26.4% for the six months ended June 30, 2014 and June 30, 2013, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company and reflects the tax effect of any proforma adjustments.

(6) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(7) Diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(8) Represents $1.3 million charge related to a put option payment for Online Courses.

A-5

FXCM Inc.

Reconciliation of EBITDA to Net Income

(In thousands)

(Unaudited )

	Three Months Ended June 30,				Six Months Ended June 30,
	Adjusted Pro Forma		U.S. GAAP		Adjusted Pro Forma		U.S. GAAP
	2014	2013	2014	2013	2014	2013	2014	2013

Net Revenues	$97,927	$140,133	$97,927	$140,133	$209,263	$262,997	$212,935	$262,997

Net (loss) income attributable to FXCM Inc.	$(1,534)	$23,300	$(3,078)	$10,124	$3,661	$40,817	$(1,001)	$16,984
Net (loss) income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	(2,209)	14,093	-	-	218	24,323
Net (loss) income attributable to other non-controlling interests	(553)	8,043	(2,868)	(6,961)	1,051	11,921	(4,527)	(3,083)
(Benefit) Provision for income taxes	(724)	9,365	(747)	6,390	1,454	18,960	504	14,349
Depreciation and amortization	13,122	12,481	13,122	12,481	25,752	24,455	25,752	24,455
Interest on borrowings	3,096	1,290	3,096	1,290	6,093	2,107	6,093	2,107
EBITDA	$13,407	$54,479	$7,316	$37,417	$38,011	$98,260	$27,039	$79,135

A-6